Investor Presentation Exhibit 99.1

Safe Harbor Statement 1 Certain statements in this Presentation constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are statements that relate to management’s expectations or beliefs, future plans and strategies, future financial performance and similar expressions concerning matters that are not historical facts. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential.” Such forward-looking statements reflect current views with respect to the matters referred to and are based on certain assumptions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the actual results, performance, or achievements of the Company to differ materially from any future results, performance, or achievement implied by such forward-looking statements. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this Presentation or to reflect the occurrence of unanticipated events. Examples of forward-looking statements in this Presentation include, but are not limited to, statement(s) relating to (a) the Company’s Portfolio, Net Lease Portfolio, Long-Term Leases and Rent Escalators, Tenant Base, Growth Platform, Market Opportunity, and Redevelopment Projects, (b) Industry Fundamentals, (c) the Company’s Balance Sheet, Dividend Growth and Investment Highlights; and (d) the Company’s expected quarterly dividends and growth. Other unknown or unpredictable factors could also have material adverse effects on our business, financial condition, liquidity, results of operations and prospects. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and the Company’s other filings with the SEC, including, in particular, the section entitled “Risk Factors” contained therein. In light of these risks, uncertainties, assumptions and factors, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this Presentation will, in fact, transpire. Moreover, because the Company operates in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results. Unless otherwise noted in this Presentation, all reported financial data is presented as of the period ended March 31, 2019, and all portfolio data is as of March 31, 2019. This Presentation presents certain non-GAAP financial measures, including the Company’s Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”). Please refer to the Appendix of this Presentation for complete reconciliations between each of these non-GAAP financial measures to the most directly comparable GAAP financial measure. The Company believes that FFO and AFFO are helpful to investors in measuring its performance because both FFO and AFFO exclude various items included in GAAP net earnings that do not relate to, or are not indicative of, the Company’s core operating performance. The Company pays particular attention to AFFO, a supplemental non-GAAP performance measure, as the Company believes it best represents its core operating performance and allows analysts and investors to better assess the Company’s core operating performance. Further, the Company believes that AFFO is useful in comparing the sustainability of the Company’s core operating performance with the sustainability of the core operating performance of other real estate companies. The information contained herein has been prepared from public and non-public sources believed to be reliable. However, the Company has not independently verified certain of the information contained herein, and does not make any representation or warranty as to the accuracy or completeness of the information contained in this Presentation.

Getty Realty at a Glance Net Lease REIT Specializing in Convenience Store & Gasoline Station Properties ⁽¹⁾ 1 Track Record of Partnering with Tenants in a Healthy and Consolidating Retail Sector Multiple Growth Channels Flexible / Low Leverage Balance Sheet Supports Growth $1.7bn Enterprise Value GTY NYSE Ticker Symbol 4.3% Dividend Yield 2 3 4 Established & High Growth Markets 26 Unitary / 104 Individual Leases Alternative Use Opportunities 1.6% Rent Escalations⁽²⁾ Organic 238 Properties / $537 million⁽³⁾ Acquisitions 10 Completed/12 In-Progress⁽⁴⁾ Redevelopments 4.7x Net Debt to EBITDA BBB- / Stable Fitch Rated 3.1x Fixed Charge Coverage Market data as of April 30, 2019. Please see page seven for additional information. Acquisitions completed 2014 to 2018. Please see page 14 for additional information.

National Net Lease Portfolio 932 Properties Across 30 States 9%+ $32mm Mortgage Portfolio $119mm ABR ⁽¹⁾ 99% Occupancy ⁽³⁾ 7% AFFO / Share CAGR ⁽²⁾ 60% ABR in Top 25 MSAs ~10 years Weighted Avg. Lease Term ⁽⁴⁾ 2.1x Unit Level Rent Coverage ⁽⁴⁾ 73% On Corner Locations Based on GAAP annualized base rent (ABR) as of March 31, 2019. Adjusted Fund From Operations Per Share Compound Annual Growth Rate is 2015 to 2018. Occupancy calculation excludes seven properties classified as redevelopment. Please see page seven for additional information.

Convenience Store and Gasoline Station Properties Stable, yet growing sector Institutional quality tenant base Urban Infill Markets Densely populated areas High barriers to entry Limited new development Prime locations and corners Mature transportation grid Convenient ingress and egress High Growth Markets Favorable population demographics 2017 and 2018 acquisition activity accelerated entry into attractive markets High daily traffic counts Alternative Use Opportunities Retail, banking, service, restaurant Assemblage, redevelopment, repositioning Garland, TX Chula Vista, CA New Paltz, NY Well-Positioned Net Lease Portfolio Attractive Portfolio that is Difficult to Replicate

Diversified Tenant Base with High Quality Brands Getty’s Top 15 Tenants (1) Nationally Recognized Fuel Brands (2) Based on GAAP annualized base rent (ABR) as of March 31, 2019. All trademarks, service marks, trade names, brands and logos are the property of their respective owners. Rank Market % of ABR Public Company 1 Global 16% ü 2 United Oil 15% 3 Chestnut Petroleum 9% 4 GPM Investments 9% 5 Empire Petroleum 8% 6 Nouria Energy 7% 7 Applegreen 7% ü 8 Cross America 6% ü Rank Market % of ABR Public Company 9 Capitol Petroleum 4% 10 BP 3% ü 11 Aloha 2% ü 12 Reid 1% 13 7-Eleven 1% ü 14 RaceTrac 1% 15 Circle K 1% ü Other Tenants 10%

Rank Market % of ABR Top 25 Market (2) 9 Hartford, CT 2% 10 Honolulu 2% 11 Richmond, VA 2% 12 Riverside, CA 2% ü 13 Manchester, NH 2% 14 Seattle 1% ü 15 Los Angeles 1% ü Other 28% Located in High Density Metropolitan Markets Based on cash annualized base rent (ABR), as of March 31, 2019. Core Based Statistical Areas as defined by United States Office of Management and Budget. Getty’s Top 15 Markets (1) (2) Rank Market % of ABR Top 25 Market (2) 1 New York 27% ü 2 Washington D.C. 9% ü 3 Boston 7% ü 4 Columbia, SC 5% 5 Denver 4% ü 6 Worcester, MA 3% 7 Phoenix 3% ü 8 Dallas 2% ü Top 25 Metropolitan Markets Represent 60% of ABR

Stable Long-Term Lease Structure Sustainable cash flows supported by long-term triple-net leases Typical annual rent escalations of 1.0% - 2.0% and rent coverage ratios of 1.5x – 2.0x Unitary lease portfolio weighted average rent escalations of 1.6% and rental coverage of 2.1x ⁽¹⁾ Tenant credit visibility via site and tenant financial statements Majority of triple-net leases have 15-year initial terms Leases are typically 15 or 20 years with extension options Weighted average current lease term of approximately 10 years 48.3% of contractual annualized base rent attributable to leases with initial terms expiring in 2029 or beyond Stable Long-Term Leases with Rent Escalators Unitary lease portfolio rental coverage is calculated one quarter in arrears on a trailing twelve month basis at quarter end based on site level financial information where provided by tenants. Getty does not independently verify financial information provided by its tenants.

Quality Assets With Key Differentiation Includes branded QSRs and convenience stores with unbranded fresh food offerings. Includes non-gas automotive-related retailers, free-standing QSRs and regional retailers. Portfolio of well-positioned properties at prominent corner locations Key Attributes Driving Site Traffic 75% of properties have a convenience store 10% of sites have branded QSRs, including several nationally recognized retail brands 73% of properties located at corner locations 12% of properties include car washes Asset Highlights Portfolio Detail (932 Properties) Nationally Branded Quick Service Restaurants

Optimizing Portfolio to Meet Industry Demand Property Attributes of Recently Acquired Assets Reflect Evolving Consumer Preferences Legacy Assets1 (509 properties) Lot Size Acquired Assets1 (423 properties) Total Portfolio (932 properties) Building Size 0.5 – 1.0 acres < 0.5 acres 1.0 – 1.5 acres > 1.5 acres 1,501 – 3,000 sf < 1,500 sf > 3,000 sf Legacy assets are those properties acquired prior to 2009. Acquired assets refers to those properties acquired since 2009; excludes acquisitions of leasehold positions in legacy assets.

Number of convenience stores in service has remained steady over the last 10 years (1) 154,958 properties, 79% selling fuel, represents 34% of all retail outlets Stable Operator Performance (1) Sales and gross profits have grown at 4.2% and 5.5% CAGR since 2003, respectively In-store sales grew for the 15th consecutive year to a record level of $237 billion, led by strong demand for foodservice products Foodservice, with average gross margins of 52%, accounted for 23% of inside sales in 2017 Consumers embracing convenience stores Average store with fuel has around 1,100 customer visits per day (1) ~50% of in-store sales are generated by customers not buying fuel (2) Convenience Stores Dominate Retail Landscape Convenience Store Margins ($bn) (3) (4) Convenience Store Gross Profit ($bn) (1) Source: National Association of Convenience Stores. Source: Morgan Stanley Research. Average in-store margin of Couche-Tard, Casey's General Store & CST Brands used as an example of the broader market trends. Sunoco LP margins from its investor presentation used as an example of the broader market trends for retail and wholesale margins.

Getty Growth Platform Embedded growth derived from long-term triple-net leases 1% to 2% contractual annual rent increases Asset recycling Sold 10 properties ($7 million) in 2018 Leasing activity Leased one property in 2018 Unlocking embedded value in existing portfolio Existing portfolio of urban infill properties provides a significant pipeline of high quality projects Five-year plan to redevelop 5% to 10% of properties Targeting 10%+ unlevered yields Diversifies roster of retail tenants Improves tenant credit quality and coverage ratios Total addressable market size estimated at $75 billion to $100 billion (1) Highly fragmented market with current REIT ownership of chain stores of ~5% Significant pipeline of actionable opportunities Acquiring both single asset and portfolios Sale/leaseback structure attractive for smaller, capital constrained sellers Organic Acquisitions Redevelopment Company estimate based on National Association of Convenience Stores data.

$68 38 $123 49 $17 6 $52 30 Acquisitions Ten-Year Track Record Acquired 423 properties for $855 million Entered 11 new states and added 16 new tenants 2018 Acquisitions Acquired 41 properties for $78 million Weighted average cash return of 7.26% and a weighted average initial remaining lease term of 14 years Expanded geographic exposure with entry into Illinois and Oklahoma 2017 Acquisitions Acquired 103 properties for $214 million Weighted average cash return of 7.3% and a weighted average initial remaining lease term of 14 years Expanded geographic exposure with entry into Arizona, Georgia, Louisiana, New Mexico and South Carolina Overview Portfolio Transactions 2009 2018 2017 2013 2015 2011 Number of Properties Transaction Value ($mm) $111 59 $87 66 $73 36 $215 77 $49 36

Portfolio Acquisition Case Studies Purchase price – $68 million Closing date – October 3, 2017 Properties – 33 convenience stores and five Burger Kings Lot & building size – 1.7 acres and 2,900 sq. ft. Geography – Columbia, SC Tenant – Largest convenience and gasoline station operator in the Republic of Ireland Purchase price – $52 million Closing date – April 17, 2018 Properties – 30 convenience store and gasoline station properties Lot & building size – 0.8 acres and 2,800 sq. ft. Geography – Arkansas, Louisiana, Oklahoma and Texas Tenant – Largest privately-owned convenience store operator with approximately 1,400 stores in 21 states across the United States Applegreen PLC – 2017 GPM Investments, LLC – 2018 Texarkana, TX Columbia, SC

Market Asset Type Anticipated Total Investment (1) Investment As Of 3/31/19 Expected Completion (2) Active Projects Bronx, NY Retail 372 247 2019 Manchester, CT Retail 150 68 2019 Bronx, NY Quick Service Restaurant 1,540 552 2019 Brooklyn, NY Retail 229 169 2019 Philadelphia, PA Retail 315 126 2020 Brooklyn, NY Retail 242 64 2020 Freehold, NJ Fast Casual Restaurant 1,444 570 2021 Active Projects Total 4,291 1,794 Pipeline Five sites Various 3,654 367 2020 - 2021 Total $7,945 $2,161 Redevelopment Projects Invested $10 million in 10 completed redevelopments with aggregate yield of 14% In-Progress Redevelopment Activity ($ thousands) Anticipated total investment is original budget and includes development costs, termination/recapture fees and leasing commissions. No assurance can be given that any of these redevelopment projects will be completed in the time expected, or at all. At completion redevelopment projects are reclassified as operating real estate on Getty’s balance sheet.

Redevelopment Case Studies Property type – Convenience and Gas Development type – Ground lease/acquisition of adjacent lot Lot & building size – 3.4 acres and 5,490 sq. ft. Total investment – $0.5 million Incremental yield – 20% Rent commencement – December 1, 2017 Tenant – Sheetz is one of America's fastest-growing convenience store chains with over 580 store locations Property type – Urgent Care Development type – Build to suit Lot & building size – 0.7 acres and 5,099 sq. ft. Total investment – $2.1 million Incremental yield – 10% Rent commencement – November 6, 2018 Tenant – ConvenientMD operates a network of 15 urgent care facilities across New England Sheetz, Inc. ConvenientMD Falmouth, MA New Oxford, PA

Income Growth, Scalable G&A G&A ($ thousands) AFFO ($ thousands) (1) Total Revenue ($ thousands) FFO ($ thousands) (1) FFO and AFFO are non-GAAP measures. For a description of how Getty calculates FFO and AFFO, see the earnings release issued by the Company on April 30, 2019. For a reconciliation of Net Earnings to FFO and AFFO please see Appendix.

Strong Balance Sheet Credit Agreement Revolving Credit Facility $250 million Matures 2022 with 1-year option, subject to certain conditions LIBOR +150 to 230 bps Bank Term Loan $50 million Matures 2023 LIBOR +145 to 225 bps Senior Unsecured Notes Series A: 6.0% $100 million matures 2021 Series B: 5.35% $75 million matures 2023 Series C: 4.75% $50 million matures 2025 Series D&E: 5.47% $100 million matures 2028 $125 million ATM Equity Issuance Program Refreshed program in March 2018 Total equity issuance since 2016 $169 million of equity issuance under ATM programs and 2017 follow-on offering Credit Statistics Maturity Schedule ($ millions) Debt to Total Capitalization 25% Debt to Total Asset Value (1) 36% Net Debt to EBITDA (1) 4.7x Fixed Charge Coverage (1) 3.1x Weighted Average Interest Rate 5.2% Weighted Average Maturity 4.9 yrs Variable Rate vs. Fixed Rate 22% / 78% As defined in the Company’s loan agreements.

Quarterly Dividends Declared per Share (1) Consistent Dividend Growth Excludes special dividend of $0.22 per share in 4Q15.

Key Takeaways 1 National Net Lease Portfolio of Convenience Stores and Gasoline Stations 2 Well Located Retail Real Estate in both Established and High Growth Markets 3 Convenience and Gas Sector Continues to Grow and Remains One of the Healthiest Segments of the Retail Landscape 4 Cash Flow and Dividends Supported by Long-Term Triple-Net Leases 5 Proven Growth Track Record of Completing Acquisitions and Redevelopment Projects 6 Strong Balance Sheet to Support Future Growth

Appendices

Reconciliation of Net Earnings to FFO and AFFO FFO and AFFO are non-GAAP measures. For a description of how Getty calculates FFO and AFFO, see the earnings release issued by the Company on April 30, 2019.

Corporate History

1955: Leo Liebowitz and Milton Safenowitz purchase a gas station in New York City

1971: Company grows its portfolio to 75 service stations and holds its IPO under the name Power Test Corp.

1985: Acquires the northeastern retail petroleum distribution and marketing assets, and Getty® trademark for retail petroleum, from Texaco

1997: Completes the spin-off of its petroleum marketing business and forms Getty Realty Corp.

2001: Elects to be taxed as a REIT beginning January 1, 2001

1955 | 1970 | 1980 | 1990 | 2000

2009: Acquires 36 properties in SLB with White Oak Petroleum for $49 million

2011: Acquires 59 properties in SLB and loan transaction with CPD for $111 million. Acquires 66 properties in SLB transaction with Nouria for $87 million

2012 – Present: Sells 377 properties and re-leases 361 properties as part of portfolio repositioning

2013: Acquires 36 properties in SLB with Capitol Petroleum for $72.5 million

June 2015: Acquires 77 properties in SLB with United Oil for $215 million

February 2017: Completes $50 million debt private placement

July 2017: Completes $104 million follow-on equity offering

September 2017: Acquires 49 properties in a SLB with Empire for $123 million

October 2017: Acquires 38 properties in a SLB with Applegreen for $68 million

March 2018: Refreshes $125 million at-the-market equity offering program

March 2018: Amends Credit Agreement upsizing facility to $300 million

April 2018: Acquires 30 properties in a SLB with GPM for $52 million

May 2018: Receives investment grade credit rating of BBB- from Fitch

June 2018: Completes $100 million debt private placement

2010 | 2015

Getty Realty

22